Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated March 1, 2021, to the

Statement of Additional Information (“SAI”) dated February 1, 2021

Important Notice to Investors

Stephen H. Hooker, CFA, was inadvertently omitted from the SAI as a Portfolio Manager for the fixed income portion of Virtus Tactical Allocation Fund (the “Fund”).

The disclosure in the table under “Portfolio Managers” on page 92-93 of the SAI is hereby amended by adding Mr. Hooker in the row for the Fund (fixed income portion only).

The disclosure in the “Other Accounts Managed (no Performance-Based Fees)” table on page 93 of the SAI is hereby amended to reflect the following information for Mr. Hooker:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen H. Hooker	2	$411 million	0	N/A	2	$41.0 million

The disclosure in the “Other Accounts Managed (with Performance-Based Fees)” table on page 94 of the SAI is hereby amended to reflect the following information for Mr. Hooker:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen H. Hooker	1	$67.3 million	0	N/A	0	N/A

The disclosure in the table under “Portfolio Manager Fund Ownership” on pages 95-96 of the SAI is hereby amended to reflect the following information for Mr. Hooker:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Value of Financial Exposure Through Similar Strategies	Total Ownership/ Financial Exposure
Stephen H. Hooker	Tactical Allocation	None	$10,001-$50,000	$10,001-$50,000

Investors should retain this supplement with the SAI for future reference.

VET 8019B Tactical Allocation PM Correction (3/2021)